Item 77 Q1 Other Exhibits

77Q1(a)	Amendment to the Declaration of Trust

On May 15, 2015, under Conformed Submission 485BPOS, accession number, 0000930413-15-002523, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the TIAA-CREF Funds (the Trust) dated May 12, 2015 (the Authorization) was previously filed with the SEC as exhibit
99.A(19) to the Trust's Registration Statement. This Authorization, which established TIAA-CREF Short-Term Bond Index Fund, TIAA-CREF Social Choice International Equity Fund, and TIAA-CREF Social Choice Low Carbon Equity
Fund as new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

77Q1(e)		Amendment to the Investment Management Agreement

On February 26, 2015, under Conformed Submission 485BPOS, accession number, 0000930413-15-000874, a copy of the Amendment dated May 1, 2014 (the Amendment) to the Form of Investment Management Agreement for TIAA-CREF
Funds between Teachers Advisors, Inc. and the TIAA-CREF Funds (the Trust) was previously filed with the SEC as exhibit 99.D(63) to the Trust's Registration Statement. The Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

77Q1(e)		Amendment to the Investment Management Agreement

On February 26, 2015, under Conformed Submission 485BPOS, accession number, 0000930413-15-000874, a copy of the Form of Amendment dated September 26, 2014 (the Amendment) to the Form of Investment Management Agreement for TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF Lifecycle 2060 Fund and the TIAA-CREF Lifecycle Index 2060 Fund between Teachers Advisors, Inc. and the TIAA-CREF Funds (the Trust) was previously filed with the SEC as exhibit 99.D(65) to the Trust's Registration Statement. The Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

77Q1(e)		Amendment to the Investment Management Agreement

On February 26, 2015, under Conformed Submission 485BPOS, accession number, 0000930413-15-000874, a copy of the Amendment dated March 1, 2015 (the Amendment) to the Form of Amended and Restated Investment Management Agreement for TIAA-CREF Funds between Teachers Advisors, Inc. and the TIAA-CREF Funds (the Trust) was previously filed with the SEC as exhibit 99.D(68) to the Trust's Registration Statement. The Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.
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